SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 1999


                               Movado Group, Inc.
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             (Exact name of registrant as specified in its charter)


       New York                      0-22378                     13-2595932
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    (State or other                (Commission                 (IRS Employer
     jurisdiction of               File Number)              Identification No.)
     incorporation)


 125 Chubb Avenue, Lyndhurst, New Jersey                           07071
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (201) 460-4800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 22, 1999, Movado Group, Inc., Movado Group of Canada, Ltd., a company incorporated under the laws of Canada, NAW Corporation, a Delaware corporation, and N.A. Trading S.A., a company incorporated under the laws of Switzerland (together, the "Sellers"), sold to VLG North America Inc., a New York corporation ("Buyer"), all of Sellers' right, title and interest in the assets, properties and rights relating to the business of selling and distributing Piaget brand watches and jewelry in the United States, Canada and the Caribbean, including the leasehold interest in the Piaget Boutique on Fifth Avenue in New York City, substantially all of the Sellers' inventory of Piaget brand watches, jewelry and spare parts and the exclusive distribution rights with respect to Piaget brand watches and jewelry in the United States, Canada and the Caribbean pursuant to the terms and provisions of an Asset Purchase Agreement dated as of December 22, 1998 by and among the Sellers, Buyer, S.A. Ancienne Fabrique Georges Piaget et CIE., a company incorporated under the laws of Switzerland and Piaget (International) S.A., a company organized under the laws of Switzerland, as amended by Amendment No. 1 dated February 22, 1999. The total purchase price, which was determined by a formula derived in part from the net book value of the transferred assets, was approximately $30 million. One million dollars of the purchase price was placed into an escrow account subject to post-closing adjustments. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and a copy of Amendment No. 1 is attached hereto as
Exhibit 2.2 and are hereby incorporated by reference. A copy of the press release announcing the transaction on February 23, 1999 is attached hereto as
Exhibit 99.1.

         There are no material relationships between the Buyer and Movado Group, Inc. or any of its affiliates, directors or officers, or any associate of such director or officer.

         Certain statements in this report or in the attached exhibits constitute "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Movado Group, Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, factors described from time to time in Movado Group, Inc.|s annual and quarterly reports filed with the Securities and Exchange Commission.

ITEM 7.  EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable
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         (b)      Pro Forma Financial Information

                  (i) Movado Group, Inc. Pro Forma Balance Sheet (unaudited) as of October 31, 1998

                  (ii) Movado Group, Inc. Pro Forma Statement of Income (unaudited) for the Nine Months Ended October 31, 1998

                  (iii) Movado Group, Inc. Pro Forma Statement of Income (unaudited) for the Fiscal Year Ended January 31, 1998

                  (iv)     Notes to Pro Forma Financial Statements (unaudited)

         (c)      Exhibits.

                      Exhibit Number        Description
                      --------------        -----------

                           2.1 Asset Purchase Agreement, dated December 22, 1998, by and among Movado Group, Inc., Movado Group of Canada, Ltd., NAW Corporation and N.A. Trading S.A., as Sellers, VLG North America Inc., as Buyer, and S.A. Ancienne Fabrique Georges Piaget et CIE., and Piaget
                                            (International) S.A. (schedules and
                                            exhibits are omitted, but will be
                                            furnished supplementally to the
                                            Securities and Exchange Commission
                                            upon request)

                           2.2 Amendment No. 1 to Asset Purchase Agreement, dated February 22, 1999, by and among Movado Group of Canada, Ltd., NAW Corporation and N.A. Trading S.A., as Sellers, VLG North America Inc., as Buyer, and S.A. Ancienne Fabrique Georges Piaget et CIE., and Piaget (International)
                                            S.A. (schedules and exhibits are
                                            omitted, but will be furnished
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                                                                               4

                                            supplementally to the Securities and
                                            Exchange Commission upon request)

                           99.1 Press Release, dated February 23, 1999, by Movado Group, Inc.

                           99.2 Pro Forma Financial Information of Movado Group, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Movado Group, Inc.
                                            (Registrant)


Date: March 9, 1999                         By: /s/ Kenneth J. Adams
                                            ------------------------
                                            Name:  Kenneth J. Adams
                                            Title: Senior Vice President and
                                                   Chief Financial Officer
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                                  EXHIBIT INDEX


                           2.1 Asset Purchase Agreement, dated December 22, 1998, by and among Movado Group, Inc., Movado Group of Canada, Ltd., NAW Corporation and N.A. Trading S.A., as Sellers, VLG North America Inc., as Buyer, and S.A. Ancienne Fabrique Georges Piaget et CIE., and Piaget
                                            (International) S.A. (schedules and
                                            exhibits are omitted, but will be
                                            furnished supplementally to the
                                            Securities and Exchange Commission
                                            upon request)

                           2.2 Amendment No. 1 to Asset Purchase Agreement, dated February 22, 1997, by and among Movado Group of Canada, Ltd., NAW Corporation and N.A. Trading S.A., as Sellers, VLG North America Inc., as Buyer, and S.A. Ancienne Fabrique Georges Piaget et CIE., and Piaget (International) S.A. (schedules and exhibits are omitted, but will be furnished supplementally to the Securities and Exchange Commission upon request)

                           99.1 Press Release, dated February 23, 1999, by Movado Group, Inc. and Vendome Luxury Group

                           99.2 Pro Forma Financial Information of Movado Group, Inc.